UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 28, 2000


                             FAR EAST VENTURES, INC.
             (Exact name of registrant as specified in its charter)

   Nevada                          0-24885                      88-0378451
(State or other              (Commission File No.)            (IRS Employer
jurisdiction of                                             Identification No.)
 incorporation)


       8725 N.W. 18th Terrace, Penthouse Suite 402, Miami, FL     33172
       -----------------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (305) 629-8200


           3960 Howard Hughes Parkway, 5th Floor, Las Vegas, NV 89109
           ----------------------------------------------------------
                (Former address if changed since last report)

Item 1  Changes in Control of Registrant

     The Registrant is now controlled by Michael S. Fletcher, an individual domiciled in Florida. Registrant entered into a Restated Stock Transfer and Exchange Agreement described in Item 2, below. As the sole shareholder of Sophisticated Communications, Inc., Mr. Fletcher now owns approximately 50% of the shares of the Company.


Item 2.   Acquisition or Disposition of Assets.

     On August 28, 2000, the Company entered into a Restated Stock Transfer and Exchange Agreement to purchase all the issued and outstanding shares of stock of Sophisticated Communications, Inc., a Florida corporation ("SCI"), for 12,400,000 restricted shares of the Registrant's common stock with represents approximately 50% of the then issued and outstanding shares of the Registrant's common stock. SCI is in the communications business including prepaid phone cards.

Item 5.  Other Events.

     Shareholders  in early  August  elected  Allen  Burditt  and  Warren  Davis
Directors of the Company. On August 11, 2000 the shareholders removed Fred Bilawey and Darrell Mills as officers and directors of Registrant. On September 1, 2000 the shareholders elected Michael S. Fletcher, Sean Fletcher and Joel Velazquez as Directors. On that date, Allen Burditt resigned as Director and CEO and Warren Davis resigned as Director and officer. As of September 1, 2000, Michael S. Fletcher is Chairman of the Board and Chief Executive Officer. Sean Fletcher is Secretary and Joel Velazquez is Chief Financial officer of Registrant.

     Darrell Mills, who was terminated as an officer and director of Registrant on August 11, 2000, has contested his termination.


Item 7  Financial Statements and Exhibits

     (a)  Financial statements of business acquired.

          The financial statements are unavailable as of the date of this filing. Such information will be filed on or before the sixtieth day following the due date of this Current Report on Form 8-K.

     (b)  Pro forma financial information.

          The pro forma financial information is unavailable as of the date of this filing. Such information will be filed on or before the sixtieth day following the due date of this Current Report on Form 8-K.

     (c) Exhibits

Exhibit
Number                   Description
-------                  -----------
2.1                 Restated Stock Transfer and Exchange Agreement dated as of
                    August 28, 2000

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FAR EAST VENTURES, INC.
                                   (Registrant)



                                By: /s/ Michael S. Fletcher
                                    ------------------------
                                Name:     Michael S. Fletcher
                                Title:    Chairman and Chief Executive  Officer

Dated: September 7, 2000

                                 EXHIBIT INDEX

Exhibit
Number                        Description
-------                       -----------
2.1 Restated Stock Transfer and Exchange Agreement dated as of August 28, 2000